Exhibit 99.2

Dear Colleagues,

As you know, in March our Board of Directors formed a Special Committee and commenced a process to explore and evaluate potential strategic alternatives for the company. This strategic review has been completed, and today we have announced that CME will be acquired by an affiliate of PPF Group N.V., a company with a strong track record as operators of businesses across many industries.

We have been vocal proponents of the value of our unique set of assets, and today’s announcement is another confirmation of that long-held belief. We are very pleased that the PPF Group is well funded and shares our perspective on the importance of local content and its ability to attract large audiences to television.

The decision taken by the Board, and with the backing of our largest shareholder, was the result of an extensive process. This involved outreach to and engagement with a significant number of strategic and financial parties. Ultimately the Special Committee recommended this transaction as the right one for our shareholders. Completion of the transaction is subject to a number of conditions, including receipt of regulatory approvals, and that process is expected to extend into the middle of 2020.

Television in this part of the world is unparalleled in its capacity to entertain, and we believe this announcement reflects a similar view from PPF in the importance of television as an advertising medium. Most importantly, we think they stand to benefit immensely from your industry leading production capabilities while building on the proven track record of success visible in your financial results.

Your contributions to the company over the last six years have led to a remarkable stretch of continuous profitability growth, of which we can all be proud. We could not have orchestrated this turnaround in the operations of CME without your commitment.

Regards,

Michael and Christoph

Forward-Looking Statements

This communication contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

Additional Information About the Proposed Transaction and Where to Find it

This communication relates to a proposed merger between CME and an affiliate of PPF Group N.V. that will be the subject of a proxy statement that CME intends to file with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that CME may file with the SEC or send to its shareholders in connection with the proposed merger. Investors and shareholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to CME’s shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by CME with the SEC by writing to CME Investor Relations, Krizeneckeho nam. 1078/5, 152 00 Prague 5 Czech Republic, emailing investorrelations@cme.net or visiting CME’s website at www.cme.net.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s shareholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in the Company is set forth in the proxy statement for CME’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors and shareholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Dear Colleagues,

As you know, in March our Board of Directors formed a Special Committee and commenced a process to explore and evaluate potential strategic alternatives for the company. This strategic review has been completed, and today we have announced that CME will be acquired by an affiliate of PPF Group N.V., a company with a strong track record as operators of businesses across many industries.

We have been vocal proponents of the value of our unique set of assets, and today’s announcement is another confirmation of that long-held belief. Your contributions to the company over the last six years have led to a remarkable stretch of continuous profitability growth, of which we can all be proud. We could not have orchestrated this turnaround in the operations of CME without your commitment.

The decision taken by the Board, and with the backing of our largest shareholder, was the result of an extensive process. This involved outreach to and engagement with a significant number of strategic and financial parties. Ultimately the Special Committee recommended this transaction as the right one for our shareholders. Completion of the transaction is subject to a number of conditions, including receipt of regulatory approvals, and that process is expected to extend into the middle of 2020.

We appreciate that you might have additional questions about what this announcement means for you, and we would like to invite you to a town hall meeting that will be arranged for Tuesday so that we can answer anything else you would like to ask.

Regards,

Michael and Christoph

Forward-Looking Statements

This communication contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

Additional Information About the Proposed Transaction and Where to Find it

This communication relates to a proposed merger between CME and an affiliate of PPF Group N.V. that will be the subject of a proxy statement that CME intends to file with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that CME may file with the SEC or send to its shareholders in connection with the proposed merger. Investors and shareholders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to CME’s shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by CME with the SEC by writing to CME Investor Relations, Krizeneckeho nam. 1078/5, 152 00 Prague 5 Czech Republic, emailing investorrelations@cme.net or visiting CME’s website at www.cme.net.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s shareholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in the Company is set forth in the proxy statement for CME’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors and shareholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.